Exhibit 99.1

November ___, 2020

Holders of Warrants Issued on February 14, 2020

Re:	Reprice of Common Stock Warrants

To Whom It May Concern:

PolarityTE, Inc. (the “Company”) is pleased to notify you that, subject to the terms of his letter agreement, the Company is reducing the exercise price of all of the Common Stock Warrants (“Warrants”) issued to you (the “Holder”) on February 14, 2020 pursuant to the Company’s Registration Statement on Form S-3, File No. 333-0229584 (the “Registration Statement”). The Registration Statement is currently effective and, upon exercise of the Warrants, will be effective for the issuance of the Warrant Shares. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Form of Common Stock Warrant Certificate representing the Warrants.

Effective immediately, the Company hereby unilaterally and irrevocably reduces the exercise price of the Warrants to $0.10.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex A attached hereto.

Other than an Exempt Issuance (as defined below) and provided that the Company receives Exercise Notices (as defined in the Warrant) for the exercise of not less than ___ Warrant Shares, from the date hereof until 30 days following the date hereof, (i) the Company shall not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities convertible or exchangeable into Common Stock, (ii) other than pursuant to any Other Warrant Exercise Agreement, the Company shall not enter into any agreement to amend, exchange or otherwise provide any incentive to exercise any of the warrants originally issued pursuant to the Registration Statement, and (iii) the Company shall not file any registration statement or any amendment or supplement thereto. “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the board of directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company or to new employees of the Company, (b) securities upon the exercise or exchange of securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, other than any such automatic increase, decrease or extension in accordance with the terms of such securities and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144 under the Securities Act of 1933, as amended) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period set forth hereunder, and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

On or before 9:00 a.m. (New York City time) on the Trading Day immediately following the date that the reduction to the Warrant exercise price is effective, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing all material terms of the transactions contemplated hereunder, including this agreement as an exhibit thereto (“8-K Filing”). The Company shall file a prospectus supplement to the Registration Statement with the Securities and Exchange Commission disclosing the reduced exercise price of the Warrants within one trading day following the date hereof. From and after the issuance of the 8-K Filing, the Company represents to the Holder that it shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate.

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Please do not hesitate to call me if you have any questions.

Sincerely yours,

PolarityTE, Inc.

By:
Name:
Title:

Annex A

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the Holder:

(a) Registration Statement. The Warrant Shares are registered for issuance on a Registration Statement on Form S-1 (File No. 333-0229584) (the “Registration Statement”) and the Company knows of no reasons why such registration statement shall not remain available for the issuance and resale of such Warrant Shares for the foreseeable future. The Company shall use commercially reasonable efforts to keep the Registration Statement effective and available for use by the Holder until all Warrant Shares underlying the Warrants are sold by the Holder.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d) Effect of Warrant Adjustment. Pursuant to Section 2(b), effective upon the reduction of the Exercise Price of the Warrant, the exercise price of the Warrants shall be automatically adjusted to the new exercise price of the Warrants.

(e) Nasdaq Corporate Governance. The transactions contemplated under this letter agreement, comply with all rules of the Nasdaq Stock Market.